UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 5, 2004

                        OMEGA HEALTHCARE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

      MARYLAND                         1-11316                   38-3041398
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

                          9690 DEERECO ROAD, SUITE 100
                            TIMONIUM, MARYLAND 21093
                                 (410) 427-1700
                  (Address and telephone number of Registrant)


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ITEM 5.  OTHER EVENTS.

     Omega Healthcare Investors, Inc. (the "Company") is revising its historical financial statements in connection with the application of Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," regarding assets disposed during the period from January 1, 2003 to September 30, 2003 and SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." During the first nine months of 2003, the Company sold certain properties and in compliance with SFAS 144 has reported revenue, expenses and gain or (loss) on sale from these properties as income (loss) from discontinued operations for each period presented in its quarterly reports filed since the date of the sales (including the comparable period of the prior year). Under SEC requirements the same reclassification as discontinued operations required by SFAS 144 following the sale of properties is required for previously issued annual financial statements for each of the three years shown in the Company's last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the Securities and Exchange Commission ("SEC") made under the Securities Act of 1933, as amended.

     The reclassifications resulting from asset dispositions have no effect on the Company's reported net income available to common shareholders or the Company's balance sheet.

     This report on Form 8-K updates Items 6, 7, 8 and 15 of the Company's Form 10-K to reflect those properties sold during the period from January 1, 2003 to September 30, 2003 as discontinued operations. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

     The information presented in Exhibit 99.1 does not reflect the impact of asset dispositions during the fourth quarter of 2003 because the Company has not yet filed financial statements for the fourth quarter of 2003. The Company's annual report on Form 10-K for the year ended December 31, 2003 will reclassify reported revenue, expenses and gain or (loss) on sale of properties sold in the fourth quarter of 2003 as income (loss) from discontinued operations for all prior periods presented. Accordingly, the results for 2002 and 2001 presented in our Form 10-K for the year ended December 31, 2003 will differ from the result presented in Exhibit 99.1 because of the impact of asset dispositions in the fourth quarter of 2003.

ITEM 7.  EXHIBITS.

23.1 Consent of Independent Auditors

     99.1 Revised financial information for the years ended December 31, 2002, 2001 and 2000 for the application of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," regarding assets disposed during the period from January 1, 2003 to September 30, 2003 and SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections."

Index to Exhibit 99.1                                           Page Number

     Selected Financial Data

     Management's Discussion and Analysis of Results of Operation and Financial Condition

     Consolidated Financial Statements

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   OMEGA HEALTHCARE INVESTORS, INC.

                                   /S/  C. TAYLOR PICKETT
                                   ---------------------------------
                                   Name:  C. Taylor Pickett
                                   Title: Chief Executive Officer

Dated:  February 5, 2004